Exhibit 10(a)

ADDENDUM #4

to the

AMENDED AND RESTATED

MANAGEMENT AND OPERATING AGREEMENT

(Effective as of December 1, 2007)

This is Addendum #4 (the “Fourth Addendum”) to the Amended and Restated Management and Operating Agreement bearing an effective date of January 1, 2001, and amended by Addendum #3, effective January 1, 2005, Addendum #2, effective January 1, 2005, and Addendum #1, effective August 9, 2001 (the “M&O Agreement”), by and between Alfa Mutual Insurance Company, on the one hand, and Alfa Mutual Fire Insurance Company, Alfa Mutual General Insurance Company, Alfa Life Insurance Corporation, Alfa Insurance Corporation, Alfa General Insurance Corporation, Alfa Specialty Insurance Corporation, Alfa Financial Corporation, Alfa Corporation, Alfa Builders, Inc., Alfa Realty, Inc., Alfa Properties, Inc., Alfa Agency Alabama, Inc., Alfa Agency Georgia, Inc., Alfa Agency Mississippi, Inc., Alfa Benefits Corporation, ESB Investors Ltd. Partnership I, ESB Investors Ltd. Partnership II, Alfa Alliance Insurance Corporation, f/k/a Virginia Mutual Insurance Company, Alfa Vision Insurance Corporation, and The Vision Insurance Group, LLC.

BACKGROUND:

The parties desire to amend the M&O Agreement to add a settlement due date provision to the Agreement.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Capitalized terms used herein and not otherwise defined shall have those meanings ascribed to them in the M&O Agreement.

2. The M&O Agreement is hereby amended to add a new paragraph O. under Section 11, as follows:

11.	Miscellaneous.

O. Settlement of Amounts Owed. Monthly balances due under this Agreement will be settled within 60 days of the month’s close.

3.	The effective date of this Addendum #4 to the M&O Agreement shall be December 1, 2007.

4.	Except to the extent amended by this Addendum, the M&O Agreement shall remain in full force and effect.

5.	This Addendum may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have duly executed this Addendum as of the day and year first above written.

ATTEST:		ALFA MUTUAL INSURANCE COMPANY

By:	/s/ H. Al Scott	By:	/s/ Jerry A. Newby
	Its Secretary		Its President

ATTEST:		ALFA MUTUAL FIRE INSURANCE COMPANY

By:	/s/ H. Al Scott	By:	/s/ Jerry A. Newby
	Its Secretary		Its President

ATTEST:		ALFA MUTUAL GENERAL INSURANCE COMPANY

By:	/s/ H. Al Scott	By:	/s/ Jerry A. Newby
	Its Secretary		Its President

ATTEST:		ALFA LIFE INSURANCE CORPORATION

By:	/s/ H. Al Scott	By:	/s/ Jerry A. Newby
	Its Secretary		Its President

ATTEST:		ALFA INSURANCE CORPORATION

By:	/s/ H. Al Scott	By:	/s/ Jerry A. Newby
	Its Secretary		Its President

ATTEST:		ALFA GENERAL INSURANCE CORPORATION

By:	/s/ H. Al Scott	By:	/s/ Jerry A. Newby
	Its Secretary		Its President

ATTEST:		ALFA SPECIALTY INSURANCE CORPORATION

By:	/s/ H. Al Scott	By:	/s/ Jerry A. Newby
	Its Secretary		Its President

ATTEST:		ALFA FINANCIAL CORPORATION

By:	/s/ H. Al Scott	By:	/s/ Jerry A. Newby
	Its Secretary		Its President

ATTEST:		ALFA CORPORATION

By:	/s/ H. Al Scott	By:	/s/ Jerry A. Newby
	Its Secretary		Its President

ATTEST:		ALFA BUILDERS, INC.

By:	/s/ Angela L. Cooner	By:	/s/ Kevin L. Ketzler
	Its Secretary		Its President

ATTEST:		ALFA REALTY, INC.

By:	/s/ Angela L. Cooner	By:	/s/ Kevin L. Ketzler
	Its Secretary		Its President

ATTEST:		ALFA PROPERTIES, INC.

By:	/s/ Angela L. Cooner	By:	/s/ Kevin L. Ketzler
	Its Secretary		Its President

ATTEST:		ALFA AGENCY ALABAMA, INC.

By:	/s/ H. Al Scott	By:	/s/ Jerry A. Newby
	Its Secretary		Its President

ATTEST:		ALFA AGENCY GEORGIA, INC.

By:	/s/ H. Al Scott	By:	/s/ Jerry A. Newby
	Its Secretary		Its President

ATTEST:		ALFA AGENCY MISSISSIPPI, INC.

By:	/s/ H. Al Scott	By:	/s/ Jerry A. Newby
	Its Secretary		Its President

ATTEST:		ALFA BENEFITS CORPORATION

By:	/s/ H. Al Scott	By:	/s/ Jerry A. Newby
	Its Secretary		Its President

ATTEST:		ALFA ALLIANCE INSURANCE CORPORATION

By:	/s/ H. Al Scott	By:	/s/ Douglas Joyce
	Its Secretary		Its President

ATTEST:		ALFA VISION INSURANCE CORPORATION

By:	/s/ H. Al Scott	By:	/s/ Jerry A. Newby
	Its Secretary		Its President

ATTEST:		THE VISION INSURANCE GROUP, LLC

By:	/s/ David Tetzlaff	By:	/s/ John C. Pace
	Its Secretary		Its President

ATTEST:		ESB INVESTORS LTD. PARTNERSHIP I By its General Partner:
ALFA LIFE INSURANCE CORPORATION

By:	/s/ H. Al Scott	By:	/s/ Jerry A. Newby
	Its Secretary		Its President

ATTEST:		ESB INVESTORS LTD. PARTNERSHIP II

By its General Partner:
ALFA LIFE INSURANCE CORPORATION

By:	/s/ H. Al Scott	By:	/s/ Jerry A. Newby
	Its Secretary		Its President